Exhibit 99.1

Developing Innovative Therapies to Address Rare Diseases and Underserved NASDAQ: OCGN Eye Corporate Deck Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 2 ©2019 Ocugen. All Rights Reserved.

Company Highlights

- Nasdaq-listed company as of September 30, 2019
- Robust IP portfolio with 31 issued U.S. and foreign patents and 29 U.S. and foreign patent applications
- Strategic Partnership with CanSinoBIO for OCU400 Gene Therapy Co-Development & Manufacturing



SMALL MOLECULE PHASE 3 RARE DISEASE ASSET

OCU300 for ocular Graft Versus Host Disease (oGVHD)
Orphan Drug Designation



MODIFIER GENE THERAPY PLATFORM

OCU400 for Inherited Retinal Diseases – Orphan Drug Designations (*NR2E3* and *CEP290* Mutation-Associated Retinal Diseases)
OCU410 for Dry AMD



NOVEL BIOLOGIC THERAPIES FOR RETINAL DISEASES

OCU200 for Wet AMD, Diabetic Macular Edema, Diabetic Retinopathy
OCU100 for Retinitis Pigmentosa

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Experienced Leadership Team • • • Diverse experience in large pharma, signature biotech, and small companies Track record of success Brings large and small company learnings to Ocugen 4 ©2019 Ocugen. All Rights Reserved. Rasappa Arumugham, PhD Chief Scientific Officer Vijay Tammara, PhD Vice President, Regulatory & Quality Kelly Beck, MBA Vice President, Investor Relations & Administration Daniel Jorgensen, MD, MPH, MBA Chief Medical Officer Sanjay Subramanian, MBA Chief Financial Officer Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder

Pipeline of Diversified Assets

	Indication		Prevalence (US)	Preclinical	Phase 1	Phase 2	Phase 3
OCULAR SURFACE DISEASE (small molecule)							
OCU300	oGVHD	Orphan US	60,000				
MODIFIER GENE THERAPY PLATFORM							
OCU400 *NR2E3-AAV*	*NR2E3* Mutation-Associated Retinal Degeneration	Orphan US	500-600				
	CEP290 Mutation-Associated Retinal Degeneration	Orphan US	2,500-3,000				
	Rhodopsin Mutation- Associated Retinal Degeneration		10,400-12,700				
OCU410 *RORA-AAV*	Dry AMD		9-10M				
RETINAL DISEASES (novel biologics)							
OCU200 Tumstatin-Transferrin	Wet AMD		1.1M				
	Diabetic Macular Edema		745,000				
	Diabetic Retinopathy		7.7M				
OCU100 LEDGF 1-326	Retinitis Pigmentosa	Orphan US & EU	100,000				

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Gene Therapy Pricing Reference:
Novartis gene therapy Zolgensma® = $2.1M per patient
Source: The Wall Street Journal, October 22, 2019

5

OCU300: oGVHD 6

OCU300 for oGVHD:
Unmet Need for Patients with Rare Ocular Diseases

Ocular Graft vs Host Disease (oGVHD)

- Autoimmune disease that occurs in allogeneic bone marrow transplant (BMT) patients
  - **Donor derived leukocytes attack recipient ocular tissue**
- Patients encounter dry, tearless eyes, vision issues, severe pain, discomfort, and potential ocular scarring
- May lead to significant vision loss and irreparable ocular surface damage

Ocugen is the **first and only company to receive orphan drug designation** from FDA for treatment of oGVHD

~60% of allogeneic bone marrow transplant patients will develop oGVHD

~63,000 patients in the US by 2020



~3-6 months from transplant is when patients will develop oGVHD

Top 30 BMT centers treat majority of patients with oGVHD

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Source: Prevalence of Hematopoietic Cell Transplant Survivors in the United States, Majhail N et al Oct 2014
Source: https://bethematch.org/tcdirectory/search/advanced/#-/-/-/false/-/TotalTransplants-

7

First Phase 3 Study With Orphan Drug Designation

Indication: Treatment of ocular discomfort and ocular redness in patients with oGVHD

- 84-day, Randomized, Double-Masked, Placebo-Controlled Study
- Key inclusion criteria: diagnosis of 'definite' oGVHD using the International Chronic Ocular GVHD Consensus Group revised diagnostic criteria (Ogawa, 2013)
- Patients referred to specialty BMT centers; 10+ centers are active in this study



60 PATIENTS
Planned statistical review
OCU300
(Brimonidine 0.18% OcuNanoE™)
PLACEBO
(Ophthalmic Buffered Saline)

2:1 randomization
(OCU300 n=40; Placebo n=20)

Co-primary endpoints include:

- <u>Symptom:</u> Ocular discomfort based on Visual Analog Scale (VAS)

On a scale from 0-10, what was the intensity of your Ocular Discomfort, at its worst, over the past 24 hours?



0 1 2 3 4 5 6 7 8 9 10
None
Mildly Annoying
Nagging Uncomfortable
Distressing Miserable
Intense Horrible
Unbearable Excruciating

- <u>Sign:</u> Ocular redness based on Validated Bulbar Redness (VBR) Score



10
20
30
40
50
60
70
80
90
100

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Brimonidine is already proven safe and effective

Safety

Existing Molecule

- 505(b)(2) regulatory pathway allows use of safety data already available for brimonidine
- Brimonidine approved for chronic treatment in glaucoma

Efficacy

Early stage clinical studies led to Phase 3 design

OcuNanoE™ drug delivery system improves overall efficacy

OCU300 is preservative-free (no BAK)

- BAK (benzalkonium chloride) is damaging to the cornea

Generic substitution prohibited

- Generic brimonidine (0.2%) not approved for oGVHD
- Concentration/formulation different from OCU300
- Contains BAK preservative
- OCU300 completing controlled studies in oGVHD patients
- AB criteria not applicable

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OcuNanoE™ Drug Delivery System Improves Overall Efficacy


Lacrimal Gland
Conjunctiva
Cornea
Oil Layer
Meibomian Gland (outer layer)
Watery Layer
Lacrimal Gland (middle layer)
Mucous Layer
Goblet Cells of Conjunctiva and Lacrimal Gland (inner layer)
Meibomian Glands

Drug distribution to lacrimal gland from traditional eye drops is low relative to other target tissues

Brimonidine Level in Lacrimal Gland (Preclinical)


Mean (SD) Tissue Concentration (ng/g)
1000
100
10
0
3
6
9
12
Time (h)
OCU300 (0.18%) OcuNanoE™
Brimonidine solution (0.2%)

Mouse DED Model (Preclinical)


**
Corneal Fluorescein Score
0
1
2
3
4
OCU300
Brimonidine

- OCU300 = Brimonidine (0.18%) OcuNanoE™
- Brimonidine = Commercial 0.2% solution
- Figure shows median, interquartile range & min/max fluorescein score
- **p<0.01

OcuNanoE™ increases brimonidine in lacrimal gland and improves overall efficacy of OCU300

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OCU300 has Compelling Value Proposition

Patients	Physicians	Market Access	Market Potential
• Spend 3 months in hospital after receiving bone marrow transplant • Most exhibit symptoms while still under hematologist/ oncologist care	• Hematologists/Oncologists are first prescribers, then referred to specialized ophthalmologists • Hematologists looking for approved therapy; no knowledge of off-label options	• No approved therapy • Seek to establish ICD-10 diagnostic code • Analysis supports premium pricing • Opportunities to partner for commercialization	• Potential to be first approved product in US market • First and only company to receive Orphan Drug Designation from FDA for oGVHD • Advances in hematopoietic cell transplantation leading to increasing number of transplant survivors
~63,000 Patients by 2020	*Targeted BMT Centers*	*Premium Pricing*	*Orphan Drug*

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Modifier Gene Therapy Platform 12

Modifier Gene Therapy Has a Broader Impact

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.


Normal gene X
GENE X
Cell
GENE X
Cell
GENE X
GENE X
Cell
GENE X
GENE X
Cell with mutated/
nonfunctioning gene X


Traditional
Gene
Therapy
ONE Disease

- ✓ Traditional approach that targets one individual gene mutation at a time
- ✓ Regulatory pathway focused on specific product for one disease
- ✓ Longer time to recoup development costs

Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and reset homeostasis.


Modifier
gene M
GENE M
We can address a number of diseases using the same Modifier Gene product.
Cell
GENE X
Cell
GENE M
GENE X
Cell
Cell with mutated/nonfunctioning
gene(s) other than modifier gene
Cell with
normal function


OCU400
NR2E3 Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease

- ✓ Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- ✓ Smoother regulatory pathway due to ability to target multiple diseases with one product
- ✓ Ability to recoup development costs over multiple therapeutic indications

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13

OCU400 (*NR2E3*) Rescues Vision Loss in Multiple Inherited Retinal Diseases (IRDs)

Human Disease:

Mouse Models:	PDE6B associated RP	PDE associated arRP	Rhodopsin associated adRP	Rhodopsin associated adRP	Leber Congenital Amaurosis
	rd1-/-	*rd10-/-*	*Rho-/-*	*RhoP23*	*Cep290 (rd16)*



Untreated
Treated*

*Treated fundus photos: subretinal single injection



Untreated
Treated with AAV8-Nr2e3
ONL Cell Layer Number
0
2
4
6
8
10
12
C57Bl/6J
rd1
rd10
Rho-/-
RhoP23H
^rd16
Control
Retinal Degeneration Mice Models

30 days post-injection
^rd16 is another name for *CEP290* model

One Product Rescues Multiple IRDs after onset

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OCU400: Orphan Drug Designation NR2E3 Mutation-Associated Retinal Degeneration Early stage disease OCU400 Single Injection (Intravitreal) 1 mo Baseline (Control) 1 mo after treatment Advanced stage disease OCU400 Single Injection (Intravitreal) 3 mo Baseline (Control) 1 mo after treatment 3 mo Baseline (Control) 1 mo after treatment OCU400 Single Injection (Subretinal) rd7 mouse model 15 ©2019 Ocugen. All Rights Reserved. Our First Gene Therapy Product to Clinic

Gene Therapy Manufacturing: A Major Bottleneck Faced by All Increased demand for cell & gene therapy manufacturing • • 1,060 clinical trials globally; 80 cell and gene therapy trials in Phase 3 Large pharma acquiring companies to support internal programs – eg: Roche acquired Spark; Pfizer acquired Bamboo; Celgene acquired Juno Others being acquired by major CMOs to establish their presence in the gene therapy – eg: Thermo Fisher acquired Brammer Bio; Catalent acquired Paragon • Gene therapy companies facing manufacturing bottleneck & costs • • • Long wait in the queue for CMO while large pharma can bypass (due to scope and financial power) Traditional CMO model not appropriate for implementing specialized process optimization steps High cost for the CMC development and clinical supplies; approximately: – – – $7M - $10M for Phase 1 $8M - $10M for late stage $10M - $15M for scale-up development for commercialization/BLA filing 16 ©2019 Ocugen. All Rights Reserved. Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers In Vivo June 2019 invivo.pharmaintelligence.informa.com Critical to find a Strategic and Reliable Partner that also shares costs

OCU400 Gene Therapy Manufacturing: Strategic Partnership with CanSinoBIO

CanSinoBIO

- Biotech company publicly-listed on Hong Kong exchange (6185.HK) with market cap of ~$1 Billion
- State-of-the-art facilities with world class team
- Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing

CanSinoBIO to perform CMC development & manufacturing of clinical supplies

- CanSinoBIO responsible for all associated costs
- Option for commercial manufacturing agreement

CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China market ocugen ⟷ CanSinoBIO

Partnership paves a path for Ocugen to advance OCU400 into the clinic with significantly reduced capital and resources

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OCU200: Wet AMD/DME/DR New therapies Anti-VEGF needed beyond 18

Lead Biologic OCU200: Tumstatin-Transferrin Fusion Protein Offering Benefits Beyond Anti-VEGF

- ✓ 50% of patients are non-responders to Anti-VEGF
- ✓ Selectively works on active endothelial cells
- ✓ Activates native anti-angiogenic response
- ✓ Targeting element enhances effective concentration
- ✓ Pro-apoptotic and anti-oxidative
- ✓ Inhibits new blood vessel formation
- ✓ Reduces damage to retina

In-Vivo Laser-Induced Rat CNV Model



CNV lesion area (pixels)
250000
200000
150000
100000
50000
0
*†
*
PBS
Tumstatin
OCU200
Avastin

* indicates p<0.05 when compared to PBS and/or tumstatin treatment.
† indicates p<0.05 when compared to bevacizumab; CNV lesions measured on day 14 after treatment.

In-Vivo Laser-Induced Mouse CNV Model



Leaky CNV lesions (%)
80
60
40
Vehicle
Eylea
OCU200
OCU200 + Eylea

Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0.

OCU200 Demonstrated Superior Efficacy with Potentially Fewer Injections in Head-to-Head Studies

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Summary of Near-Term Milestones

OCU300 ocular GVHD *(small molecule)*	OCU400 (*NR2E3*-AAV) Retinal Degenerative Diseases *(gene therapy)*	OCU200 Wet AMD, DME, DR *(novel biologic)*
✓ Dec 2018: First Patient Dosed • 1H2020: Statistical Review • 2H2020: Estimated Topline Results of First Study	✓ Feb 2019: Pre-IND Meeting ✓ Feb 2019: ODD for NR2E3 Mutation-Associated Retinal Diseases ✓ Aug 2019: ODD for CEP290 Mutation-Associated Retinal Diseases ✓ Sept 2019: CanSinoBIO Co-Development & Manufacturing Partnership • 2019-2020: Continue IND-Enabling Studies • 2021: Target Phase 1/2a Clinical Trial	• 2019-2020: Continue IND-Enabling Studies • 2021: Target Phase 1/2a Clinical Trial

Note: Check mark (✓) denotes completed milestone. All other milestones are anticipated future milestones.

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Contact Kelly Beck Vice President, Investor Relations & Administration kelly.beck@ocugen.com 21 ©2019 Ocugen. All Rights Reserved.